                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        U.S. Restaurant Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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
                        U.S. RESTAURANT PROPERTIES, INC.

                                12240 INWOOD ROAD
                                    SUITE 200
                               DALLAS, TEXAS 75244
                                 (972) 387-1487

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 2000

To the Stockholders of
U.S. Restaurant Properties, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), will be held at Hotel Inter-Continental, 15201 Dallas Parkway, Dallas, Texas on June 2, 2000, at 10:00 a.m. local time, for the following purposes:

         1. The election of eight directors to hold office for terms expiring at the next annual meeting of stockholders;

         2. To ratify Deloitte & Touche LLP as the Company's independent auditors; and

         3. To transact such other business as may properly come before the Annual Meeting.

It is desirable that as large a proportion as possible of the stockholders' interests be represented at the Annual Meeting. Whether or not you plan to be present at the Annual Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

Copies of the Proxy Statement relating to the Annual Meeting and the Annual Report outlining the Company's operations for the year ended December 31, 1999 accompany this Notice of Annual Meeting of Stockholders.

Only holders of record of the Common Stock of the Company at the close of business on April 14, 2000 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, notwithstanding any transfer of the Common Stock on the books of the Company after such record date.

By Order of the Board of Directors,

/s/ FRED H. MARGOLIN

FRED H. MARGOLIN
Secretary
Dallas, Texas
April 24, 2000

                        U.S. RESTAURANT PROPERTIES, INC.

                                12240 INWOOD ROAD
                                    SUITE 200
                               DALLAS, TEXAS 75244

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 2, 2000

         This Proxy Statement and the accompanying proxy card, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), on or about April 24, 2000, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors") to be exercised at the Annual Meeting of Stockholders (the "Meeting") to be held at Hotel Inter-Continental, 15201 Dallas Parkway, Dallas, Texas, on Friday, June 2, 2000, at 10:00 a.m.

         At the Meeting, the Stockholders will be asked to consider and vote on the following proposals (collectively, the "Proposals"):

         (1) The election of eight directors to hold office for one-year terms expiring at the 2001 annual meeting of stockholders;

         (2) The approval and ratification of the selection of Deloitte & Touche LLP ("Deloitte & Touche") by the Board of Directors as independent auditors for the Company for the fiscal year ending December 31, 2000; and

         (3)      Such other business as may properly come before the Meeting.

The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Only Stockholders of record as of the close of business on April 14, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 15,373,103 shares of Common Stock, issued and outstanding and entitled to vote. The Common Stock constitutes the only class of capital stock of the Company issued and outstanding entitled to vote at the Meeting. Each Stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the Stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned

Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to eight individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee for director must receive a plurality of the votes cast by the shares of Common Stock entitled to vote at a meeting at which a quorum is present. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. Approval of a majority of the shares of Common Stock represented and voting at the Meeting will be necessary for the ratification of the Board of Directors' selection of Deloitte & Touche as independent auditors for the fiscal year ending December 31, 2000.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. For purposes of the Proposals to elect directors, and ratify Deloitte & Touche, abstentions will not be counted as votes cast and will have no effect on the result of the vote on such Proposals.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

         After reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the fiscal year ended December 31, 1999 (included with this Proxy Statement), stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors, and return it immediately in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement and FOR the ratification of the selection of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 2000. Any Stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by providing written notice to the Secretary of the Company of such revocation, voting in person at the Meeting or executing and delivering, to the Secretary of the Company, a later-dated proxy.

         Each of the directors and executive officers of the Company has informed the Company that he will vote all of his shares of Common Stock in favor of all of the Proposals.

                            I. ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors of the Company shall be as set forth in the Company's Articles of Incorporation, as amended (the "Articles"), or as may be established by the Board of Directors but may not be fewer than the number required under the Maryland General Corporation Law nor more than 15 members. The current Board of Directors consists of seven members. At the Meeting, the seven current directors, Fred H. Margolin, Gerald
H. Graham, George Mileusnic, Darrel L. Rolph, David K. Rolph, Robert J. Stetson and Eugene G. Taper and one new director, G. Steven Dawson, are to be elected, to hold office until the next annual meeting of Stockholders or until their successors are elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company his age, principal occupation, position with the Company, if any, and certain other information. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.



      NAME           AGE                    PRINCIPAL OCCUPATION                      DIRECTOR SINCE
      ----           ---                    --------------------                      --------------
Fred H. Margolin     50      Mr. Margolin has been the Chairman of the Board,          January 1997
                             Secretary, Treasurer, and a director of the Company
                             since its formation in January 1997 and has been
                             the President and Chief Executive Officer of the
                             Company since October, 1999. Since May, 1994, Mr.
                             Margolin has been the Chairman of the Board of
                             Directors, Treasurer, Secretary and a director of
                             QSV Restaurant Properties, Inc. ("QSV"), the former
                             general partner of U.S. Restaurant Properties
                             Master L.P. ("USRP"), the predecessor to the
                             Company, and has been General Manager and Chief
                             Executive Officer of QSV since October, 1999. In
                             1977, Mr. Margolin founded Intercon General Agency,
                             a national general insurance agency specializing in
                             the development and marketing of insurance products
                             for financial institutions. Mr. Margolin served as
                             the Chief Executive Officer of Intercon General
                             Agency from its inception until its sale to a
                             public company in 1982 after having developed it
                             into a national presence.


         NAME       AGE      PRINCIPAL OCCUPATION                                       DIRECTOR SINCE
         ----       ---      --------------------                                       --------------


Fred H. Margolin             In 1989, Mr. Margolin founded and became the                 January 1997
  (continued)                President of American Eagle Premium Finance
                             Company. From 1982 through 1992, Mr. Margolin
                             developed and then leased or sold shopping centers
                             having an aggregate cost of approximately
                             $50,000,000. He was also active in the acquisition
                             and development of raw land and residential
                             properties.

George Mileusnic    45       Mr. Mileusnic is a director of the Company and a             April 1999
                             member of the Corporate Governance Committee. Since
                             May 1998, Mr. Mileusnic has been an independent
                             business consultant. Prior to May 1998, he was
                             Executive Vice President-Recreation Division of The
                             Coleman Company, Inc., from September 1996 to April
                             1998 and Chief Financial Officer of The Coleman
                             Company from 1989 to August 1996. Mr. Mileusnic is
                             a member of the Board of Directors of Funcoland,
                             Inc., the Board of Trustees of In-Trust Funds and
                             the Board of Advisors for Screamingly Different
                             Entertainment.

Gerald H. Graham    62       Dr. Graham is a director of the Company and a                January 1997
                             member of the Compensation Committee. Dr. Graham is
                             a professor at, and the Dean of, the Barton School
                             of Business at Wichita State University.

Darrel L. Rolph     62       Mr. Rolph is a director of the Company and a                 January 1997
                             member of the Audit Committee. Mr. Rolph is
                             Chairman of the Board and Secretary of the Mexican
                             food restaurant chain, Carlos O'Kelly's, and the
                             President of Sasnak Management Corp., a restaurant
                             management company, positions he has held for the
                             past ten years.


           NAME    AGE                 PRINCIPAL OCCUPATION                             DIRECTOR SINCE
           ----    ---                 --------------------                             --------------

David K. Rolph      51      Mr. Rolph is a director of the Company and a                 January 1997
                            member of the Compensation Committee. Mr. Rolph is
                            the President of Carlos O'Kelly's and the
                            Vice-President of Sasnak Management Corp., a
                            restaurant management company, positions he has held
                            for the past ten years.

Robert J. Stetson   49      Mr. Stetson is a director of the Company. He served          January 1997
                            as the Chief Executive Officer and President of the
                            Company from its formation in January 1997 until
                            October 1999. Since May 1994, Mr. Stetson has also
                            served as President and a director of QSV and,
                            until October 1999, was also Chief Executive
                            Officer of QSV. From 1987 until 1992, Mr. Stetson
                            served as the Chief Financial Officer and later
                            President-Retail Division of Burger King
                            Corporation and Chief Financial Officer and later
                            Chief Executive Officer of Pearle Vision. As Chief
                            Financial Officer of Burger King Corporation, Mr.
                            Stetson was responsible for managing more than 950
                            restaurants that Burger King Corporation leased to
                            tenants. Prior to 1987, Mr. Stetson served in
                            several positions with PepsiCo Inc. and its
                            subsidiaries, including Chief Financial Officer of
                            Pizza Hut, Inc.

Eugene G. Taper     63      Mr. Taper is a director of the Company and a member          January 1997
                            of the Audit Committee and Corporate Governance
                            Committee. Mr. Taper has been an independent
                            business consultant since 1993. Prior to 1993, Mr.
                            Taper, a certified public accountant, was a partner
                            of Deloitte & Touche LLP, an international public
                            accounting firm.


      NAME          AGE                    PRINCIPAL OCCUPATION                        DIRECTOR SINCE
      ----          ---                    --------------------                        --------------
G. Steven Dawson    42      Mr. Dawson is being nominated for director of the               N/A
                            Company. Since 1990, Mr. Dawson has served as
                            Senior Vice President and Chief Financial Officer
                            of Camden Property Trust, a public real estate
                            company which specializes in the acquisition,
                            development, and management of over 159 apartment
                            communities throughout the United States, with
                            major concentrations in Dallas, Houston, Las Vegas
                            and the Tampa/Orlando areas. Prior to 1990, Mr.
                            Dawson served in various related capacities with
                            companies involved in commercial real estate
                            including land and office building development as
                            well as the construction and management of
                            industrial facilities located on airports
                            throughout the country. He currently serves on the
                            board of two private companies and various
                            charitable organizations.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board of Directors held six regular meetings, and five special meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended December 31, 1999. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance Committee.

         The Audit Committee is an advisory committee whose current members are Mr. Taper and Mr. Darrel Rolph. The Audit Committee met four times during the fiscal year ended December 31, 1999. The function of the Audit Committee is to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and nonaudit fees and review the adequacy of the Company's internal accounting controls.

         The Compensation Committee currently consists of Dr. Graham and Mr. David Rolph. The Compensation Committee recommends compensation for the Company's executive officers to the Board of Directors and administers the Company's Flexible Incentive Plan. The Compensation Committee met two times during the fiscal year ended December 31, 1999.

         The Corporate Governance Committee currently consists of Messrs. Mileusnic, Graham and Taper. This committee assists the Board of Directors in carrying out its responsibilities by reviewing corporate governance issues. The Corporate Governance Committee met two times during the fiscal year ended December 31, 1999.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company are paid a $14,000 annual retainer and each committee chairman gets an additional $1,000 per annum. Directors who are employees of the Company are not paid any director's fees. The Company may reimburse all directors for their travel expenses incurred in connection with attending meetings and their activities on behalf of the Company. In October, 1999, directors who were not employees of the Company were each granted stock options to purchase 3,500 shares of stock at $15.50 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Dr. Graham and Mr. David Rolph, neither of whom is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as an officer, director or member of any entity, an executive officer or director of which is a member of the Compensation Committee.

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board of Directors at its first meeting following the annual meeting of Stockholders. The following table sets forth the names and ages of the executive officers and directors of the Company and the positions held with the Company by each individual.


       NAME                  AGE                  TITLE
       ----                  ---                  -----

EXECUTIVE OFFICERS
------------------

Fred H. Margolin             50      Chairman of the Board, President, Chief
                                     Executive Officer, Secretary and Treasurer
Barbara A. Erhart            44      Chief Financial Officer

OUTSIDE DIRECTORS

Gerald H. Graham             62      Director
George Mileusnic             45      Director
Darrel L. Rolph              62      Director
David K. Rolph               51      Director
Robert J. Stetson            49      Director
Eugene G. Taper              63      Director
G. Steven Dawson             42      Director

EXECUTIVE OFFICERS

         For a description of the business experience of Mr. Margolin, see "Election of Directors" above.

         Ms. Erhart joined the Company as Chief Financial Officer in March 2000. From 1995 to February 2000, Ms. Erhart served as Chief Financial Officer of Billingsley Company, a real estate development company focused in the acquisition of raw land and development of industrial warehouses, suburban office parks, and master-planned commercial and multi-family communities as well as the management of design centers located in Dallas, Houston and Boston and a multi-service travel company operating on a national basis. From 1989 to 1994, Ms. Erhart was a Senior Manager with Price Waterhouse and specialized in acquisitions, banking, restaurants and retail clients as well as providing support to the bankruptcy and corporate reorganization team. Prior to 1989, Ms. Erhart served as a senior financial officer with a $4.6 billion thrift and as a manager with Arthur Andersen & Co. in the Regulated Industry department.

OUTSIDE DIRECTORS

         For a description of the business experience of Messrs. Graham, Mileusnic, Darrel Rolph, David Rolph, Taper and Dawson, see "Election of Directors" above.

EXECUTIVE COMPENSATION

         The Company did not commence operations as a self-managed real estate investment trust ("REIT") until its conversion effective October 15, 1997, and, consequently, did not pay any cash compensation to its executive officers for the year ended December 31, 1996 or prior to the conversion of the Company. The following table sets forth certain information with respect to annual and long-term compensation for the period ended December 31, 1999, paid, or accrued with respect to, each of the Company's executive officers (the "Executive Officers").


                                              SUMMARY COMPENSATION TABLE

                                                      ANNUAL                        LONG-TERM
                                                   COMPENSATION                   COMPENSATION
                                        -------------------------------------        AWARDS
                                                                                  ------------
                                                                                   SECURITIES
   NAME AND PRINCIPAL                                            OTHER ANNUAL      UNDERLYING            ALL OTHER
       POSITION              YEAR       SALARY        BONUS      COMPENSATION       OPTIONS            COMPENSATION
----------------------       ----       ------        -----      ------------     ------------         ------------
Fred H. Margolin(1)...       1999      $250,000     $ 50,000         $  --           200,000           $     --
   Chairman of the           1998      $250,000     $ 50,000         $  --                --           $     --
   Board, President,         1997      $ 45,081     $     --         $  --           245,000           $     --
   Chief Executive
   Officer,  Secretary,
   & Treasurer

Robert J. Stetson(2)...      1999      $187,500     $  --            $  --                --           $760,000
   Chief Executive           1998      $250,000     $  --            $  --                --           $     --
   Officer and President     1997      $ 45,081     $  --            $  --           245,000           $     --

                                              SUMMARY COMPENSATION TABLE
                                                    (CONTINUED)

                                                      ANNUAL                        LONG-TERM
                                                   COMPENSATION                   COMPENSATION
                                        -------------------------------------        AWARDS
                                                                                  ------------
                                                                                   SECURITIES
   NAME AND PRINCIPAL                                            OTHER ANNUAL      UNDERLYING            ALL OTHER
       POSITION              YEAR       SALARY        BONUS      COMPENSATION       OPTIONS            COMPENSATION
----------------------       ----       ------        -----      ------------     ------------         ------------

Michael D. Warren (3)        1999      $98,167       $26,200         $  --            25,000           $     --
   Director of Finance       1998      $85,833       $19,462         $  --                --           $     --
                             1997      $20,607       $    --         $  --            10,000           $     --

-----------------------------

(1) Mr. Margolin was elected the President and Chief Executive Officer of the Company in October 1999.
(2) Mr. Stetson resigned as Chief Executive Officer and President of the Company in October 1999.
(3)      Mr. Warren resigned as Director of Finance in March 2000.

OPTION GRANTS

         The following table sets forth certain information with respect to the issuance of options granted to Executive Officers during the fiscal year ended December 31, 1999 under the Company's Flexible Incentive Plan that the Stockholders approved in 1997 and amended in 1998:

                                 OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                           ------------------------------------------------

                                                                                 POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF     PERCENT OF                                  ASSUMED ANNUAL RATES OF
                          SECURITIES      TOTAL         EXERCISE                  STOCK PRICE APPRECIATION FOR
                          UNDERLYING     OPTIONS         PRICE                           OPTION TERM (2)
                          OPTIONS       GRANTED TO        PER        EXPIRATION  -----------------------------
       NAME               GRANTED(1)    EMPLOYEES        SHARE          DATE          5%              10%
       ----               ----------    ----------      --------     ----------  -----------------------------

Fred H. Margolin .....      200,000        53.98%       $  15.50     10/28/06       $156,000       $310,000
Michael D. Warren ....       25,000         6.75%       $  15.50     10/28/06       $ 19,500       $ 38,750

-----------------

(1) The options were granted on October 28, 1999, and vest in equal increments on each of the second and third anniversaries of their date of grant.

(2) "Potential Realizable Value" is disclosed in response to Securities and Exchange Commission rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such Options and the exercise price of such Options. The values disclosed are not intended to be, and should not be interpreted by investors as, representations or projections of future value of the Company's stock or of the stock price.

OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth certain information concerning the value of the unexercised options as of December 31, 1999 held by the Executive Officers. No options were exercised by the Executive Officers during the fiscal year ended December 31, 1999.

                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                  AND FISCAL YEAR-END OPTION/SAR VALUES

                           Number of Securities
                                Underlying                             Value of Unexercised
                                Unexercised                                in-the-Money
                           Option/SARs at Fiscal                      Options/SARs at Fiscal
                                 Year-End                                    Year-End
                     ---------------------------------          ---------------------------------
          Name        Exercisable       Unexercisable            Exercisable       Unexercisable
          ----        -----------       -------------            -----------       -------------
Fred H. Margolin        122,000            323,000                   $0                 $0
Robert J. Stetson            --                 --                   --                 --
Michael D. Warren         5,000             30,000                   $0                 $0

------------------

(1) The fair market value on December 31, 1999 of the Common Stock underlying the options was $14.3125 per share.
(2) In connection with Mr. Stetson's resignation from the Company, his remaining stock options were cancelled. Please refer to the discussion included in "Certain Relationships and Related Transactions."

EMPLOYMENT AGREEMENTS

         Mr. Margolin entered into an employment agreement (the "Employment Agreement") with the Company as of October 15, 1997. The Employment Agreement will expire on the fourth anniversary of the date thereof. Pursuant to the Employment Agreement, Mr. Margolin serves as Chairman of the Board, Secretary and Treasurer of the Company and will be paid an annual base salary of $250,000. The Employment Agreement provides for salary raises at the discretion of the Board, provided that, prior to December 31, 2000, Mr. Margolin will not receive cash compensation (i.e., excluding the value of any equity-based compensation, such as stock options or shares of restricted stock) in excess of $300,000.

         Under the terms of the Employment Agreement, if Mr. Margolin's employment with the Company is terminated by the Company other than for "cause" (as defined in the Employment Agreement) or by "constructive discharge" (as defined in the Employment Agreement), he will be entitled to receive an amount equal to two times the highest annualized rate of his salary prior to the date of termination. In the event Mr. Margolin's employment is terminated without cause or by constructive discharge within three years following a "change in control" (as defined in the Employment Agreement), the Employment Agreement also provides for the payment of severance compensation in an amount equal to 2.99 times his compensation (which, for this purpose, equal his highest annualized salary plus his cash bonus for the year immediately prior to such termination).

                      REPORT OF THE COMPENSATION COMMITTEE
                        ON EXECUTIVE OFFICER COMPENSATION

         The following report of the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission (the "SEC') under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act), or incorporated by reference in any document so filed.

GENERAL

         The Compensation Committee recommends to the Board of Directors the compensation of the executive officers of the Company and administers the Plan and any other employee benefit plans established by the Company. The Compensation Committee reviews the overall compensation program of the Company to assure that it is reasonable and, in consideration of all of the facts including practices of comparably sized real estate investment trusts, adequately recognizes performance tied to creating stockholder value and meets overall Company compensation and business objectives. The Compensation Committee's philosophy for compensating executive officers is that an incentive-based compensation system tied to the Company's financial performance and stockholder return will best align the interest of its executive officers with the objectives of the Company and its stockholders. The Compensation Committee attempts to promote financial and operational success by attracting, motivating and assisting in the retention of key employees who demonstrate the highest levels of ability and talent. The Compensation Committee has determined that the Company's compensation program should reward performance measured by the creation of value for stockholders. In accordance with this philosophy, the Compensation Committee oversees the implementation of the compensation system designed to meet the Company's financial objectives by making a significant portion of an executive officer's compensation dependent upon both the Company's and such executive's performance. The Company's executive compensation program consists of the following elements: (i) a base salary, which results from an assessment of each executive's level of responsibility and experience, individual performance and contributions to the Company; (ii) annual incentives that are directly related to the performance of the executive's department and the financial performance of the Company as a whole; and (iii) subject to the provisions of the Flexible Incentive Plan previously approved by the Stockholders, grants of stock options designed to motivate individuals to enhance long-term profitability of the Company and the value of the Common Stock. The Compensation Committee does not allocate a fixed percentage to each of these three elements, but works with management to design compensation structures which will best serve its goals.

BASE SALARY

         Mr. Margolin has entered into an employment agreement with the Company, which employment agreement is described under the caption "Employment Agreements" contained in this Proxy Statement. Pursuant to the terms of his employment agreement, Mr. Margolin's base salary is set for the term of the agreement. Recommendations for compensation of the executive officers, other than Mr. Margolin, are provided by the Chief Executive Officer after annual evaluations of individual contributions to the business of the Company are held with each such executive officer. Factors considered by the Compensation Committee in setting base salaries include the performance of the Company, measured by both financial and non-financial objectives, individual accomplishments, any planned change of responsibility for the forthcoming year, salaries paid for similar positions within the real estate and REIT industry as published in industry statistical surveys and proposed base salary relative to that of other executive officers. The predominating factor is the performance of the Company. The application of the remaining factors is subjective, with no particular factor being given more weight than any other.

ANNUAL INCENTIVES

         Executives are also eligible for annual incentive awards, which awards are designed to place a significant part of an executive's annual compensation at risk. The Executive Officers will participate in a bonus incentive program under which the individual executives are eligible for annual cash bonuses. No bonuses were paid by the Company to the Executive Officers other than Mr. Margolin and Mr. Warren for the year ended December 31, 1999. The Compensation Committee anticipates that future bonuses will be determined on the basis of a comparison of actual performance against pre-established performance goals, for the Company and will be, in part, based on the discretion of the Compensation Committee.

LONG-TERM INCENTIVES

         In keeping with the Compensation Committee's philosophy to provide long-term incentives to executive officers and other key employees, subject to Stockholder approval of the Plan, stock options are anticipated to be granted to executive officers and other key employees on a periodic basis. The Committee establishes the number of options granted based upon REIT industry data and upon each individual's base salary.

CEO PERFORMANCE EVALUATION

         The Compensation Committee recommends to the Board of Directors for its approval the compensation for all executives, including the Chief Executive Officer. Mr. Margolin has an employment agreement with the Company that provides for his base salary to be set at $250,000, subject to annual review by the Compensation Committee. In 1999, the Company paid Mr. Margolin $250,000 and paid him a bonus of $50,000.

TAX CONSIDERATIONS

        The Compensation Committee is aware of the tax law which makes certain "non-performance based" compensation to certain executive officers in excess of $1,000,000 non-deductible to the Company. While none of the Executive Officers of the Company currently receives performance-based compensation at or near the $1,000,000 maximum, the Compensation Committee has carefully considered the impact of these tax provisions and has taken steps which are designed to minimize its future effect, if any.


                                Gerald H. Graham
                                 David K. Rolph

                             STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Common Stock (and the common units of beneficial interest of U.S. Restaurant Properties Master L.P., the Company's predecessor, see "Certain Relationship and Related Transactions"), with the cumulative total return of the S&P 500 Index and the National Association of Real Estate Investment Trusts ("NAREIT") All Equity REIT Index, assuming the investment of $100 on December 31, 1994 and the reinvestment of dividends.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                        AMONG THE COMPANY, S&P 500 INDEX
                          AND NAREIT EQUITY REIT INDEX

                        U.S. RESTAURANT PROPERTIES, INC.


                                    [GRAPH]


                            TOTAL RETURN PERFORMANCE

                                                                           PERIOD ENDING
                                     -------------------------------------------------------------------------------------
INDEX                                12/31/1994     12/31/1995     12/31/1996      12/31/1997    12/31/1998     12/31/1999
-----                                ----------     ----------     ----------      ----------    ----------     ----------

U.S. Restaurant Properties, Inc.        100.00         146.39         222.31          307.18        331.52         214.27
S&P 500                                 100.00         137.58         169.03          225.44        289.79         350.78
NAREIT All Equity/REIT Index            100.00         115.27         155.92          187.51        154.69         147.54

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with the conversion of the Company from a master limited partnership to a REIT, QSV withdrew as general partner of each of USRP and US Restaurant Properties Operating L.P. (the "Operating Partnership") effective as of October 15, 1997, and USRP Managing was substituted as general partner of each of USRP and the Operating Partnership. In conjunction with such withdrawal, QSV (i) converted its interests in (a) its allocable share of income, profits, losses and distributions of the Operating Partnership as general partner thereof and (b) fees and disbursements for the acquisition and management of the Operating Partnership's properties (together, the "Operating Partnership General Partner Interest") payable to it pursuant to the terms of the partnership agreement of the Operating Partnership and (ii) converted its general partner interest in USRP (the "USRP Interest") (together with the conversion of its interests in the Operating Partnership described above, the "Termination") for 1,148,418 Operating Partnership Units and 126,582 shares of Common Stock, respectively, and as a result of such conversion will be eligible to receive additional consideration in the year 2000 (together, the "Acquisition Price").

         The Acquisition Price consists of two components: (i) the initial share consideration (the "Initial Share Consideration") and (ii) the contingent share consideration (the "Contingent Share Consideration"). The Initial Share Consideration was paid in the form of 1,148,418 Operating Partnership Units in exchange for the Operating Partnership General Partner Interest and 126,582 shares of Common Stock (1% of all shares of Common Stock outstanding immediately following the Merger) issued by the Company at the effective time of the Merger in exchange for the USRP Interest. The Contingent Share Consideration is equal to the value of up to 825,000 shares of Common Stock (subject to adjustment in the event of certain dilutive events), and will consist of Operating Partnership Units (the "Contingent Shares"). The exact number of Contingent Shares to be issued will be determined by dividing the amount by which MGP Net Income exceeds $3,612,500 by $2.83. MGP Net Income is defined as the fees and distributions in excess of $3,612,500 which would otherwise have been payable to QSV for fiscal year ended December 31, 2000 pursuant to the Operating Partnership General Partner Interest and the USRP Interest less $775,000. QSV will not receive any distributions with respect to the Contingent Shares, or otherwise have any rights with respect thereto, until they are issued. The Contingent Shares shall be issued by the Operating Partnership as soon as practicable following the end of the year 2000, but in no event later than March 31, 2001. The Company anticipates that all of the Contingent Shares will be issued, and in light of that, the Company has recorded as of December 31, 1998 and 1999, an expense of $12,047,000 and income of $239,000, respectively, as the cost of issuance of Contingent Shares accruable as of that date.

         The Acquisition Price was determined through negotiations between management of QSV, the then managing general partner of USRP, the Company's predecessor, and a special committee (the "Special Committee") of the board of directors of the managing general partner, consisting solely of directors who were neither officers nor stockholders of QSV. The structure of the Acquisition Price was adopted as a result of the Special Committee's desire to protect the stockholders of the Company from being diluted by the issuance of the share consideration. This structure also enabled the Special Committee to establish a price to be paid for the management contract which was to be terminated and QSV's interest in USRP. The Special Committee was appointed to address any potential conflicts of interest.

         The Special Committee engaged Morgan Keegan & Company, Inc. ("Morgan Keegan"), an investment banking firm that regularly renders valuations of businesses and securities in connection with business combinations, as its financial advisor. The Special Committee and management of QSV conducted negotiations, with Morgan Keegan's input, from December 30, 1996 to February 5, 1997, when the Special Committee determined to accept the Acquisition Price. The Special Committee based its determination on the following factors:

     1. The Morgan Keegan fairness opinion received at the February 5, 1997 meeting of the Special Committee.

     2. The structure of the Acquisition Price, as QSV would receive all or a portion of the contingent shares if and only if the MGP Net Income for the year ending December 31, 2000 reached or exceeded certain levels. As a result, the contingent share portion of the Acquisition Price provided for a mechanism for the consideration to be paid by the Company to correlate to the obligations of which the Company was being relieved.

     3. The maximum number of contingent shares that could be issued was capped.

         In addition, as of March 31, 2000 QSV holds options (the "Options") to purchase 110,000 shares of Common Stock pursuant to an Option Agreement dated March 24, 1995, by and between USRP and QSV, which Options were assumed by the Company pursuant to the Merger. All of the Options are fully vested and exercisable. The Options are exercisable at an exercise price of $10.33 per share. The Options are not transferable except by operation of law pursuant to a consolidation, merger, recapitalization or reorganization of QSV.

         Robert J. Stetson owns a 30% interest in QSV and is a director of the Company. Fred H. Margolin owns a 30% interest in QSV and is the Chairman of the Board of Directors, Chief Executive Officer, President, Secretary and a director of the Company, David K. Rolph and Darrel L. Rolph, each own a 20% interest in QSV and are directors of the Company.

         In connection with Mr. Stetson's resignation as Chief Executive Officer and President of the Company, the Company entered into a Settlement Agreement and Consulting Agreement with Mr. Stetson as of October 6, 1999. Pursuant to the Consulting Agreement, Mr. Stetson is employed as a consultant to the Company for a period of one (1) year, ending on October 6, 2000, unless terminated by the Company pursuant to the terms of that agreement. Pursuant to the terms of the Settlement Agreement, the Company paid to Mr. Stetson severance compensation in the amount of $750,000, terminated all of the options previously granted to Mr. Stetson pursuant to the Company's 1997 Flexible Incentive Plan and agreed to provide Mr. Stetson one or more loans, up to the aggregate of $800,000, for the sole purpose of acquiring shares of the Company's common stock from time to time in the open market.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock, as of December 31, 1999, except as noted in the footnotes to such table), by each person or group within the meaning of Section 13(d)(3) of the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company:

           Name and Address                        Number of Shares                            Percent
          of Beneficial Owner                     Beneficially Owned                          Of Class
          -------------------                     ------------------                          --------

     QSV Properties, Inc.                            1,840,000 (1)                              11.02
     12240 Inwood Roard
     Suite 200
     Dallas, Texas  75244

--------------------
 (1) Includes 1,148,418 OP Units each of which is immediately exchangeable for one share of Common Stock and 110,000 shares of Common Stock issuable upon the exercise of an option which is immediately exercisable.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock of the Company, as of December 31, 1999, by each director, each Executive Officer and by all Executive Officers and directors as a group:

                  NAME AND ADDRESS OF                          NUMBER OF SHARES                   PERCENT
                BENEFICIAL OWNER (1)(2)                       BENEFICIALLY OWNED                  OF CLASS
                -----------------------                       ------------------                  --------

Fred H. Margolin....................                                53,846(3)                        *
Barbara Erhart......................                                    --
Gerald H. Graham....................                                 2,100                           *
George Mileusnic....................                                    --
Darrel L. Rolph.....................                                16,000(3)                        *
David K. Rolph......................                                 4,500(3)                        *
Robert J. Stetson...................                                19,650                           *
Eugene G. Taper.....................                                 1,914                           *
All Directors and Executive
    Officers (8 persons)............                                79,003                           *

--------------------
* Less than 1%

(1) The business address of the persons named above is c/o U.S. Restaurant Properties, Inc., 12240 Inwood Road, Suite 200, Dallas, Texas 75244.
(2) Except as otherwise indicated, (i) the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, and (ii) none of the shares shown in this table or referred to in the footnotes hereto are shares of which the persons named in this table have the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) promulgated under the Exchange Act.
(3) Excludes shares beneficially owned by QSV, of which Messrs. Stetson, Margolin, Darrel Rolph and David Rolph are the stockholders and directors, and as to which each such person disclaims beneficial ownership.

                    II. RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has selected, upon the recommendation of the Audit Committee, Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2000. Deloitte & Touche LLP has been serving as the independent auditors of the Company (including its predecessors) since 1985.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
         OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                     FOR THE YEAR ENDING DECEMBER 31, 2000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the SEC. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the SEC to furnish the Company with copies of all
Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP served as the Company's independent accountants for the fiscal year ended December 31, 1999. A representative of Deloitte & Touche LLP will be present at the Meeting to answer any appropriate questions and to make a statement if he desires to do so.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than December 22, 2000, in order to be included in the proxy statement and form of proxy for such meeting.

                            EXPENSES OF SOLICITATION

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telecopy or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. American Stock Transfer & Trust Company ("AST") has been retained to assist in the solicitation of proxies for a fee not to exceed $3,500, plus reimbursement of out-of-pocket expenses. No officer or director of the Company has an interest in, or is related to any principal of, AST.

                                  OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.


                                       By Order of the Board of Directors,



                                       /s/ FRED H. MARGOLIN

                                       FRED H. MARGOLIN
                                       Secretary

April 24, 2000
Dallas, Texas




         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

U.S. RESTAURANT PROPERTIES, INC. ANNUAL MEETING TO BE HELD ON 06/02/00 AT 10:00 A.M. CDT FOR HOLDERS AS OF 04/14/00

                               * ISSUER CONFIRMATION COPY - INFO ONLY *

    11          1-0001   [THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY.
                         PLEASE DO NOT USE IT FOR VOTING PURPOSES.]

CUSIP:                                            CONTROL NO
       902971100                                    [               ]

DIRECTORS

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES       0010100
 1  -  01-GERALD H. GRAHAM, 02-GEORGE MILEUSNIC, 03-DARREL L. ROLPH,
       04-DAVID K. ROLPH, 05-ROBERT J. STETSON, 06-EUGENE G. TAPER,
       07-G. STEVEN DAWSON, 08-FRED H. MARGOLIN

                                                                  DIRECTORS
PROPOSAL(S)                                                       RECOMMEND

 2  -  TO RATIFY DELOITTE & TOUCHE LLP AS THE COMPANY'S ------>>>>   FOR  --->>>
       INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER            0010200
       31, 2000.

       *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
        ANY ADJOURNMENT THEREOF


                       TELEPHONE VOTE AT 1-800-454-8683 OR
                       INTERNET VOTE AT WWW.PROXYVOTE.COM

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE o


U.S. RESTAURANT PROPERTIES, INC.
06/02/00 AT 10:00 A.M. CDT

                       2 ITEM(S)                SHARE(S)
                                   DIRECTORS
                           (MARK "X" FOR ONLY ONE BOX)


1    [ ] FOR ALL NOMINEES

     [ ] WITHHOLD ALL NOMINEES

     [ ] WITHHOLD AUTHORITY TO VOTE FOR
         ANY INDIVIDUAL NOMINEE. WRITE
         NUMBER(S) OF NOMINEE(S) BELOW:

     USE NUMBER ONLY
                     ---------------------------------------

2    FOR  AGAINST  ABSTAIN    PLEASE INDICATE YOUR PROPOSAL SELECTION BY
      [ ]   [ ]       [ ]     FIRMLY PLACING AN "X" IN THE APPROPRIATE     [X]
                              NUMBERED BOX WITH BLUE OR BLACK INK ONLY.

          DO NOT USE          SEE VOTING INSTRUCTION NO. 1 ON REVERSE

          DO NOT USE          ACCOUNT NO:

     FOR  AGAINST  ABSTAIN    CUSIP: 902971100

          DO NOT USE          CONTROL NO: [                    ]

          DO NOT USE          CLIENT NO:

          DO NOT USE          PLACE (X) HERE IF YOU PLAN TO ATTEND         [ ]
                              AND VOTE YOUR SHARES AT THE MEETING

     FOR  AGAINST  ABSTAIN

          DO NOT USE

          DO NOT USE

          DO NOT USE          51 MERCEDES WAY
                              EDGEWOOD NY 11717

     FOR  AGAINST  ABSTAIN

          DO NOT USE

          DO NOT USE          U.S. RESTAURANT PROPERTIES, INC.
                              12240 INWOOD ROAD
          DO NOT USE          SUITE 200
                              DALLAS, TX 75244

     FOR  AGAINST  ABSTAIN

          DO NOT USE

          DO NOT USE

          DO NOT USE
                                                                      /      /
                           ------------------------------------------   ----  --
                           SIGNATURE(S)                                 DATE

Proxy Services
P.O. Box 9072
Farmingdale NY 11735-9579


                                 P.O. Box 9072


                                   WRONG WAY

-------------------------------------------------------------------------------
Fold and Detach Here                                        Fold and Detach Here
         PLEASE ENSURE YOU FOLD THEN DETACH AND RETAIN THIS PORTION OF
                          THE VOTING INSTRUCTION FORM

                              VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE
THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1 -
WE URGE YOU TO SEND IN YOUR INSTRUCTION SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE
OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2 -
WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT, UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS.

IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3 -
IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4
REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY
US AS THE HOLDER OF RECORD OF THE SECURITIES. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.
--------------------------------------------------------------------------------
SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.